Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

SKYBRIDGE DIVIDEND VALUE FUND

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated July 1, 2019 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2018

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

At a special meeting of shareholders of the Fund held on June 27, 2019, shareholders approved the Fund’s reorganization into Centre Global Infrastructure Fund (the “Centre Fund”), a series of the Centre Funds. Pursuant to the Agreement and Plan of Reorganization (the “Plan”), the Fund (i) will transfer all the assets and liabilities of the Fund to the Centre Fund in exchange for (a) Investor Class shares of the Centre Fund, which will be distributed by the Fund to its Class A and Class C shareholders, and (b) Institutional Class shares of the Centre Fund, which will be distributed by the Fund to its Class I shareholders; and (ii) will terminate as a series of the Trust (the “Reorganization”). If all the requirements specified in the Plan are satisfied, the assets and liabilities of the Fund will become the assets and liabilities of the Centre Fund and shareholders of the Fund will become shareholders of the Centre Fund.

The Reorganization is expected to be completed as of the close of business on or about Friday, July 19, 2019.  In anticipation of the Reorganization, the last day for purchases and exchanges into the Fund will be Thursday, July 18, 2019. The Reorganization is intended to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Centre Fund without realizing any gain or loss for federal tax purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Centre Fund.

Please retain this supplement for future reference.